                         AMENDMENT 10 TO
                    PARTICIPATION AGREEMENT

Effective April 30. 2010, the Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, A I M Distributors, Inc., Commonwealth Annuity and Life Insurance company (formerly Allmerica Financial Life Insurance and Company), as amended from time-to-time, is hereby further amended as follows.

     1. The name of "AIM Variable Insurance Funds" is changed to "AIM Variable Insurance Funds (Invesco Variable Insurance Funds)"

     2. The name of "AIM Distributors, Inc." is changed to "Invesco Distributors, Inc."

     3. Schedule A of the Agreement is deleted in its entirety and replaced with the attached Schedule A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

AIM VARIABLE INSURANCE FUNDS

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------
Date:
       -------------------------------------

INVESCO A I M DISTRIBUTORS, INC.
(fka AIM Distributors, Inc.)

By:
       -------------------------------------
Name:
       -------------------------------------
Title:
       -------------------------------------
Date:
       -------------------------------------

COMMONWEALTH ANNUITY  AND LIFE INSURANCE COMPANY


By:
       -------------------------------------
Name:    Michael A. Reardon
       -------------------------------------
Title: President and CEO
       -------------------------------------
Date:
       -------------------------------------

                                 SCHEDULE A
                        (EFFECTIVE APRIL 30, 2010)

                                              SERIES I SHARES

FUNDS AVAILABLE UNDER                        SEPARATE ACCOUNTS                            POLICIES FUNDED BY THE
   THE POLICIES                             UTILIZING THE FUNDS                              SEPARATE ACCOUNTS
---------------------                       -------------------                           ----------------------
Invesco V.I. Aggressive Growth Fund         Fulcrum Variable Life Account                 Fulcrum Fund Variable Annuity
Invesco V.I. Blue Chip Fund                 FUVUL Separate Account                        ValuPlus Assurance (First Union)
Invesco V.I. Capital Appreciation Fund      Separate Account VA-P                         Pioneer Vision; Pioneer C-Vision; and
Invesco V.I. Dent Demographic Trends Fund                                                 Pioneer XtraVision; Pioneer No-Load
Invesco V.I. Growth Fund                    Separate Account VA-K (Delaware)              Delaware Medallion; Delaware Golden
Invesco V.I. High Yield Fund                                                              Medallion
Invesco V.I. International Growth Fund      Separate Account VA-K                         Agency Ultimate Advantage; Advantage,
Invesco V.I. Premier Equity Fund                                                          ExecAnnuity; IVA; Fund Quest; Annuity
                                                                                          Scout
                                            Group VEL Account                             Executive Solutions
                                            Commonwealth Select Separate Account          Select Reward, Select Resource (I & II),
                                                                                          Select Charter;  Select Acclaim
                                            Commonwealth Select Separate Account II       Select Life II
                                            Separate Account IMO                          Select Life Plus; VUL 2001; VUL 2001
                                                                                          Survivorship
                                            Commonwealth Select Separate Account III      Select III, VEL III
                                            Inheiritage Account                           Select Inheiritage

SERIES II SHARES

Invesco V.I. Basic Value Fund               Separate Account IMO                          Select Life Plus, VUL 2001, VUL 2001
Invesco V.I. Capital Development                                                          Survivorship
  Fund                                      Separate Account VA-K                         ExecAnnuity Plus; Advantage; Immediate
                                                                                          Advantage; Premier Choice
                                            Allmerica Select Separate Account             Select Charter; Select Reward; Select
                                                                                          Resource (I & II); Select Acclaim
                                            Allmerica Select Separate Account III         Select SPL II

Invesco V. I. Leisure Fund                  Commonwealth Annuity Separate Account A       Preferred Plus
Invesco V. I.  Core Equity Fund                                                           Advantage IV
                                                                                          Horizon

                                Page 2 of 2